SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)  August 11, 1998


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
               (Exact Name of Registrant as Specified in Charter)



            Iowa                            1-12459              42-1451822
(State or Other Jurisdiction              (Commission          (IRS Employer
     of Incorporation)                    File Number)       Identification No.)

666 Grand Avenue, P.O. Box 657, Des Moines, Iowa                50303-0657
(Address of Principal Executive Offices)                        (Zip Code)

    Registrant's telephone number, including area code     (515) 242-4300


          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On August 12, 1998, MidAmerican Energy Holdings Company (the "Company") announced that it had entered into an Agreement and Plan of Merger with CalEnergy Company, Inc. ("CalEnergy"), pursuant to which (i) CalEnergy agreed to pay $27.15 in cash for each outstanding share of common stock of the Company (valuing the Company at approximately $4 billion, including $1.4 billion of debt and preferred stock of the Company that will remain outstanding at the Company) in a merger, pursuant to which the Company will become a wholly owned subsidiary of CalEnergy, and (ii) CalEnergy agreed to reincorporate in the State of Iowa and be renamed MidAmerican Energy Holdings Company. Closing of the transaction is subject to the approval of the shareholders of both companies and the obtaining of certain regulatory approvals. Copies of the Agreement and Plan of Merger (the "Agreement") and the Company's press release announcing the Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties. Among the factors that could cause the actual results and performance to differ materially from those set forth herein are: the impact of federal and state regulatory decisions with respect to the transaction or deregulation initiatives generally that may adversely effect the Company; inflationary trends, interest rates and other general market conditions; the economic climate and growth in the service territory of the Company; abnormal weather conditions; available sources and cost of fuel and generating capacity; load and customer growth; the ability of the merged companies to integrate management and operations and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission by the Company. The Company assumes no obligation to update forward looking information contained herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

     The following exhibits are filed as part of this report:

          99.1 Agreement and Plan of Merger, dated as of August 11, 1998, by and
               among  CalEnergy  Company,   Inc.,  MidAmerican  Energy  Holdings
               Company, Maverick Reincorporation Sub, Inc. and MAVH Inc.

          99.2 Press Release of the Company, dated August 12, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MIDAMERICAN ENERGY HOLDINGS
                                           COMPANY



Dated: August 12, 1998                     By:/s/ Paul J. Leighton
                                              --------------------
                                               Name: Paul J. Leighton
                                               Title:   Vice-President and
                                                        Corporate Secretary



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                                  Exhibit Index


      Exhibit
       Number               Description

       99.1    Agreement and Plan of Merger, dated as of August 11, 1998, by and
               among  CalEnergy  Company,   Inc.,  MidAmerican  Energy  Holdings
               Company, Maverick Reincorporation Sub, Inc. and MAVH Inc.

       99.2    Press Release of the Company issued on August 12, 1998.




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